Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT, SECURITY AND GUARANTY AGREEMENT

This AMENDMENT NO. 2 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (this “Agreement”) is made as of this 25th day of September, 2015 (the “Effective Date”), by and among quotient biodiagnostics, inc., a Delaware corporation (the “Borrower”), the other Credit Parties listed on the signature pages hereof, MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as administrative agent (together with its successors and assigns, the “Agent”), and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A. Pursuant to that certain Amended and Restated Credit, Security and Guaranty Agreement, dated as of August 3, 2015 (as amended and supplemented by that certain Amendment No. 1 and Joinder to Credit, Security and Guaranty Agreement, the “Original Credit Agreement” and as the same is amended hereby and as it may be hereafter amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Quotient Limited, a company incorporated under the laws of Jersey, Alba Bioscience Limited, a company incorporated in Scotland, Quotient Biocampus Limited, a company incorporated in Scotland, QBD (QS IP) Limited, a company incorporated under the laws of Jersey, Quotient Suisse SA, a company formed under the laws of Switzerland, each as a Guarantor, the Agent and the Lenders, the Lenders agreed to make available to Borrower term loans in an aggregate amount of $50,000,000.  Capitalized terms used but not otherwise defined in this Agreement, including in these Recitals, shall have the meanings set forth in the Credit Agreement.

B. Certain existing Lenders desire to assign certain of their Applicable Commitments and Credit Extensions to an Eligible Assignee pursuant to and in accordance with Section 13.1(a) of the Credit Agreement and each such Eligible Assignee set forth on the signature pages hereto, to the extent not already a Lender party to the Credit Agreement (a “New Lender” and, collectively with the other Lenders, the “Lenders”), wishes to become a Lender party to the Credit Agreement.

C. In connection with the assignment to the New Lender, the parties hereto have agreed to amend certain provisions of the Credit Agreement in accordance with the terms and conditions of this Agreement and the applicable requirements of the Credit Agreement as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals.   This Agreement shall constitute a Financing Document and the Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement.

2. Amendments to Credit Agreement.

(a) The first sentence of Section 2.3(b) is hereby amended by replacing such sentence in its entirety with the following sentence:

“Principal payable on account of a Term Credit Facility shall be payable by Borrower to each Lender in accordance with each Lender’s respective Pro Rata Share of such Term Credit Facility immediately upon the earliest of (i) the date(s) set forth in the Amortization Schedule attached hereto for such Term Credit Facility (or if no such Amortization Schedule is attached, then upon Agent’s demand for payment), or (ii) the Maturity Date.”

(b) The first sentence of Section 2.6(c) is hereby amended by replacing such sentence in its entirety with the following two sentences:

“Except as otherwise provided in this Section 2.6(c), all payments in respect of the Obligations shall be made to Agent for the account of the applicable Lenders in accordance with their Pro Rata Share.  Payments of principal and interest in respect of any Credit Facility identified on the applicable Credit Facility Schedule as “Term” shall be made to each applicable Lender.”

Mid-Cap / Quotient – Amendment No. 2 to Credit, Security and Guaranty Agreement

(c) Section 3.1 of the Original Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

“3.1 Conditions Precedent to Initial Credit Extension.  Each Lender’s obligation to make an advance in respect of a Credit Facility is subject to the condition precedent that Agent and each Lender shall consent to or shall have received, in form and substance satisfactory to Agent and each Lender, such documents, and completion of such other matters, as Agent and each Lender may reasonably deem necessary or appropriate, including, without limitation, all items listed on the Closing Deliveries Schedule attached hereto.”

(d) Sections 3.2(a), 3.2(b) and 3.2(e) of the Original Credit Agreement are each hereby amended by replacing adding the words “and each Lender” following the word “Agent” therein.

(e) Section 3.2(f) of the Original Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

“(f) receipt by Agent and each Lender of such evidence as Agent and such Lender shall request to confirm that the deliveries made in Section 3.1 remain current, accurate and in full force and effect, or if not, updates thereto, each in form and substance satisfactory to Agent and such Lender; and”

(f) Section 3.2(g) of the Original Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

“(g) as determined in such Lender’s reasonable discretion, there has not been any Material Adverse Change or any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Agent and such Lender.”

(g) The introductory sentence of Section 7 of the Original Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

“No Credit Party shall do any of the following:”

(h) The definition of “Material Intellectual Property” in Section 8.1 of the Original Credit Agreement is hereby amended by adding the words “and each Lender” following the word “Agent” at the end of such definition.

(i) The definition of “Products” in Section 8.1 of the Original Credit Agreement is hereby amended by adding the words “and each Lender” following the word “Agent” in the forth in line thereof.

(j) Section 8.2(c) of the Original Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

“(c) Borrower shall furnish to Agent and each Lender, together with the monthly financial reporting required of Borrower in this Agreement, a Compliance Certificate as evidence of Borrower’s compliance with the covenants in this Section.  The Compliance Certificate shall include, without limitation, (a) a statement and report, on a form approved by Agent and each Lender, detailing Borrower’s calculations, (b) if requested by Agent or any Lender, bank statements and (c) if requested by Agent or any Lender, back-up documentation (including, without limitation, invoices, receipts and other evidence of costs incurred during such quarter as Agent or any Lender shall reasonably require) evidencing the propriety of the calculations.”

(k) Section 10.1(n) of the Original Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

“(n) Agent or any Lender determines, based on information available to it and in its reasonable judgment, that there is a reasonable likelihood that Credit Parties shall fail to comply with one or more financial covenants in this Agreement during the next succeeding financial reporting period.”

Mid-Cap / Quotient – Amendment No. 2 to Credit, Security and Guaranty Agreement

(l) Section 10.2(b) of the Original Credit Agreement is hereby amended by replacing the introductory paragraph to such Section in its entirety as follows:

“Without limiting the rights of Agent and Lenders set forth in Section 10.2(a) above, upon the occurrence and during the continuance of an Event of Default, Agent shall have the right, at the written direction of the Required Lenders, without notice or demand, to do any or all of the following:”

(m) The second sentence of Section 13.1(a) of the Original Credit Agreement is hereby amended by replacing such sentence in its entirety with the following:

“No Credit Party may assign this Agreement or any rights or obligations under it without Agent’s and each Lender’s prior written consent (which may be granted or withheld in Agent’s or such Lender’s discretion).”

(n) The definition of “Eligible Assignee” in Section 16 of the Original Credit Agreement is hereby amended by replacing such definition in its entirety with the following:

““Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and (d) any other Person (other than a natural person) approved by Agent and the Required Lenders; provided, however, that notwithstanding the foregoing, “Eligible Assignee” shall not include any Credit Party or any Subsidiary of a Credit Party.  Notwithstanding the foregoing, (x) in connection with assignments by a Lender due to a forced divestiture at the request of any regulatory agency, the restrictions set forth herein shall not apply and Eligible Assignee shall mean any Person or party becoming an assignee incident to such forced divestiture, and (y) in connection with a Lender’s own financing or securitization transactions, the restrictions set forth herein shall not apply and Eligible Assignee shall mean any Person or party providing such financing or formed to undertake such securitization transaction and any transferee of such Person or party upon the occurrence of a default, event of default or similar occurrence with respect to such financing or securitization transaction; provided that no such sale, transfer, pledge or assignment under this clause (y) shall release such Lender from any of its obligations hereunder or substitute any such Person or party for such Lender as a party hereto until Agent shall have received and accepted an effective Assignment Agreement from such Person or party executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such Eligible Assignee as Agent reasonably shall require.”

(o) The definition of “Required Lenders” in Section 16 of the Original Credit Agreement is hereby amended by replacing such definition in its entirety with the following:

““Required Lenders” means, unless all of the Lenders and Agent agree otherwise in writing, Lenders having (a) more than sixty-seven percent (67%) of the Applicable Commitments of all Lenders, or (b) if such Applicable Commitments have expired or been terminated, more than sixty-seven percent (67%) of the aggregate outstanding principal amount of the Credit Extensions; provided, however, that so long as any of the Second Amendment Date Required Lenders do not assign any portion of its Applicable Commitment or Credit Extensions to any Person other than an Affiliate of such Lender, the term “Required Lenders” shall include such Lender (and any Affiliate to which it assigns its interests).  For purposes of this definition only, a Lender shall be deemed to include itself, and any Lender that is an Affiliate or Approved Fund of such Lender.”

(p) The definitions of “Second Amendment Date Required Lenders” is hereby added to Section 16 of the Original Credit Agreement in the appropriate alphabetical order therein:

““Second Amendment Date Required Lenders” means each of Oxford Finance LLC, MidCap Funding V Trust and MidCap Funding XIII Trust.”

(q) The table setting forth the Lenders’ Applicable Commitments for Credit Facility # 1 on the Credit Facility Schedule to the Original Credit Agreement is hereby amended by replacing such table in its entirety as follows:

Lender	Applicable Commitment
Midcap Funding V Trust	$3,000,000
MidCap Funding XIII Trust	$15,000,000
Oxford Finance LLC	$10,800,000
FlexPoint MCLS SPV LLC	$1,200,000
Total	$30,000,000

Mid-Cap / Quotient – Amendment No. 2 to Credit, Security and Guaranty Agreement

(r) The table setting forth the Lenders’ Applicable Commitments for Credit Facility # 2 on the Credit Facility Schedule to the Original Credit Agreement is hereby amended by replacing such table in its entirety as follows:

Lender	Applicable Commitment
Midcap Funding V Trust	$500,000
MidCap Funding XIII Trust	$2,500,000
Oxford Finance LLC	$1,800,000
FlexPoint MCLS SPV LLC	$200,000
Total	$5,000,000

(s) The table setting forth the Lenders’ Applicable Commitments for Credit Facility # 3 on the Credit Facility Schedule to the Original Credit Agreement is hereby amended by replacing such table in its entirety as follows:

Lender	Applicable Commitment
Midcap Funding V Trust	$1,500,000
MidCap Funding XIII Trust	$7,500,000
Oxford Finance LLC	$5,400,000
FlexPoint MCLS SPV LLC	$600,000
Total	$15,000,000

3. Representations and Warranties; Reaffirmation of Security Interest.  Each Credit Party represents and warrants to Agent and Lenders that, before and after giving effect to this Agreement:

(a) All representations and warranties of the Credit Parties contained in the Financing Documents were true and correct in all respects when made and, except to the extent that such representations and warranties relate expressly to an earlier date, continue to be true and correct in all respects on the date hereof;

(b) The execution and delivery by each Credit Party of this Agreement and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary action (corporate or otherwise), and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Credit Party is a party or by which the property of such Credit Party  is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Credit Party;

(c) This Agreement and any instruments, documents, and agreements executed and delivered in connection herewith, are and will be valid, binding, and enforceable against each Credit Party that is a party thereto in accordance with their respective terms; and

(d) Each Credit Party confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens.  Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.

4. Conditions to Effectiveness; Post Closing Conditions and Covenants.  This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, each in form and substance satisfactory to Agent and each Lender:

(a) the Credit Parties shall have delivered to Agent this Agreement, duly executed by an authorized officer of each Credit Party;

(b) Secured Promissory Notes, as requested by Agent or Lenders, duly executed by an authorized officer of Borrower;

(c) reissued First Tranche Warrants in favor of Lenders (or their Affiliates), as requested by Agent or Lenders, duly executed by an authorized officer of Quotient Limited;

(d) all representations and warranties of the Credit Parties contained herein shall be true and correct in all respects as of the Effective Date (and such parties’ delivery of their respective signatures hereto shall be deemed to be their certification thereof);

Mid-Cap / Quotient – Amendment No. 2 to Credit, Security and Guaranty Agreement

(e) there are no Defaults or Events of Default that have not been waived or cured (and the Credit Parties’ delivery of their respective signatures hereto shall be deemed to be its certification that no Defaults or Events of Default currently exist); and

(f) the Credit Parties shall have delivered such further documents, information, certificates, records and filings, as Agent may reasonably request.

5. New Lender.

(a) New Lender (i) confirms that it has received documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and become a party to the Credit Agreement as a Lender; (ii) agrees that it will, independently and without reliance upon Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers under the Credit Agreement and the other Financing Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (v) represents that on the date of this Agreement it is not presently aware of any facts that would cause it to make a claim under the Credit Agreement; (vi) represents and warrants that New Lender is (or, upon receipt of any required consents hereto by Agent) an Eligible Assignee; and (vii) represents and warrants that it has experience and expertise in the making or the purchasing of loans such as the Credit Extensions and Applicable Commitments it is purchasing in connection with this Agreement, and that it has acquired the interests described herein for its own account and without any present intention of selling all or any portion of such interests.

(b) New Lender represents and warrants to the Agent and each other Lender that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this  Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity.

(c) For the purposes hereof and for purposes of the Credit Agreement, the notice address of New Lender shall be as set forth its signature page hereto.

(d) The Agent, the New Lender and each other Lender agree that with effect from the date of this Agreement, pro rata to its participation (i) becomes a party as a pledgee to the Share Pledge Agreement over the shares in Quotient Suisse SA (the “Swiss Pledge Agreement”) and is bound by all the terms and conditions thereof, (ii) assumes all rights and obligations of the a Lender under the Swiss Pledge Agreement and (iii) participates in the security granted pursuant to the Swiss Pledge Agreement

6. No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s or any Lender’s  rights and remedies in respect of such Defaults or Events of Default.  This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

7. Affirmation.  Except as specifically amended pursuant to the terms hereof, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Credit Parties.  Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended hereby) and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

8. Costs and Fees.   Upon the request of Agent, the Credit Parties shall be responsible for the payment of all reasonable and documented out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation of this Agreement and any related documents.  If Agent uses in-house counsel for any of these purposes, the Credit Parties further agree that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent for the work performed.

Mid-Cap / Quotient – Amendment No. 2 to Credit, Security and Guaranty Agreement

9. Further Assurances.  Borrower and the other Credit Parties hereby agree that at any time and from time to time, at the expense of the Credit Parties, they will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent or Lenders may reasonably request, in connection with this Amendment, or to enable them to exercise and enforce their rights and remedies under this Amendment, the Credit Agreement and the other Financing Documents.

10. Miscellaneous.

(a) Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.  Except as specifically amended pursuant hereto, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.

(b) Incorporation of Credit Agreement Provisions.  The provisions contained in Section 12 (Choice of Law, Venue and Jury Trial Waiver), Section 13.2 (Indemnification) and Section 13.9 (Confidentiality) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c) Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(d) Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be treated as delivery of an original and shall bind the parties hereto. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

Mid-Cap / Quotient – Amendment No. 2 to Credit, Security and Guaranty Agreement

IN WITNESS WHEREOF, intending to be legally bound, and intending that this Agreement constitute an agreement executed under seal, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

BORROWER:

Quotient Biodiagnostics, Inc.

By:	/s/Paul Cowan_______________________(SEAL)
Name:	D.J.P.E. Cowan______________________
Title:	Director____________________________

Mid-Cap / Quotient – Amendment No. 2 to Credit, Security and Guaranty Agreement

GUARANTORS:

Quotient Limited

By:	/s/Paul Cowan_______________________(SEAL)
Name:	D.J.P.E. Cowan______________________
Title:	Director____________________________

Alba Bioscience Limited

By:	/s/Paul Cowan_______________________(SEAL)
Name:	D.J.P.E. Cowan______________________
Title:	Director____________________________

QBD (QSIP) Limited

By:	/s/Paul Cowan_______________________(SEAL)
Name:	D.J.P.E. Cowan______________________
Title:	Director____________________________

Quotient Suisse SA

By:	/s/Paul Cowan_______________________(SEAL)
Name:	D.J.P.E. Cowan______________________
Title:	Director____________________________

Quotient Biocampus limited

By:	/s/Paul Cowan_______________________(SEAL)
Name:	D.J.P.E. Cowan______________________
Title:	Director____________________________

Mid-Cap / Quotient – Amendment No. 2 to Credit, Security and Guaranty Agreement

AGENT:

MIDCAP FINANCIAL TRUST

By:	Apollo Capital Management, L.P., its investment manager

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem_________________(SEAL)
Name:	Maurice Amsellem
Title:	Authorized Signatory

Mid-Cap / Quotient – Amendment No. 2 to Credit, Security and Guaranty Agreement

LENDERS:

MIDCAP FUNDING V TRUST

By:	Apollo Capital Management, L.P., its investment manager

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem_________________(SEAL)
Name:	Maurice Amsellem
Title:	Authorized Signatory

MIDCAP FUNDING XIII TRUST

By:	Apollo Capital Management, L.P., its investment manager

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem_________________(SEAL)
Name:	Maurice Amsellem
Title:	Authorized Signatory

FLEXPOINT MCLS SPV LLC

By:	/s/ Daniel Edelman___________________(SEAL)
Name:	Daniel Edelman
Title:	Vice President

Mid-Cap / Quotient – Amendment No. 2 to Credit, Security and Guaranty Agreement

NEW LENDER:

OXFORD FINANCE LLC

By:	/s/ Mark Davis
Name:	Mark Davis
Title:	Vice President – Finance, Secretary & Treasurer

Notice Information:

Oxford Finance LLC

133 North Fairfax Street

Alexandria, Virginia  22314

Attention:  Legal Department

Facsimile:  (703) 519-5225

Email: LegalDepartment@oxfordfinance.com

Mid-Cap / Quotient – Amendment No. 2 to Credit, Security and Guaranty Agreement